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                                                                EXHIBIT 10(p)(2)


                  SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT


         Re: Credit Acceptance Corporation $60,000,000 8.87% Senior Notes Due November 1, 2001

                                                     Dated as of August 29, 1996

To the Noteholders listed on
Annex 1 hereto


Ladies and Gentlemen:

         Credit Acceptance Corporation, a Michigan corporation (together with its successors and assigns, the "Company"), hereby agrees with you as follows:

SECTION 1.       INTRODUCTORY MATTERS.

         1.1. DESCRIPTION OF OUTSTANDING NOTES. The Company currently has outstanding $60,000,000 in aggregate unpaid principal amount of its 8.87% Senior Notes due November 1, 2001 which it issued pursuant to the separate Note Purchase Agreements dated as of October 1, 1994 and amended as of November 15, 1995 (collectively and as amended, the "Agreement"), entered into by the Company with each of you, respectively. Terms used herein but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

         1.2. PURPOSES OF AMENDMENT. The Company and you desire to amend the Agreement to adjust certain financial covenants and to designate CAC of Canada, Limited as a Restricted Subsidiary.

SECTION 2.       AMENDMENTS TO THE AGREEMENT.

         Pursuant to Section 10.5 of the Agreement, the Company hereby agrees with you that the Agreement shall be amended by this Second Amendment to Note Purchase Agreement (the "Second Amendment") in the following respects:

         2.1. SECTION 6.1. Paragraph (d) of Section 6.1 of the Agreement is hereby amended in its entirety to read and the same shall hereafter read as follows:

                 "(D)     RESTRICTED SUBSIDIARY DEBT.  The Company will not at
         any time permit the sum of (i) Total Restricted Subsidiary Debt at such time plus, without duplication, (ii) the aggregate amount of all Debt and other obligations outstanding at such time secured by Liens permitted by clause (v), clause (vi) and clause (vii) of Section 6.6(a) to exceed (A) on or before July 31, 1997, fifteen percent (15%) of Consolidated Tangible Net Worth or (B) on or after August 1, 1997, twenty percent (20%) of Consolidated Tangible Net Worth."





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         2.2.    SECTION 6.2.  Section 6.2 of the Agreement is hereby amended in its entirety to read and the same shall hereafter read as follows:

                 "6.2     FIXED CHARGE COVERAGE.

                 The Company will not at any time permit the ratio of

                          (a) Consolidated Income Available for Fixed Charges for the period of four (4) consecutive fiscal quarters of the Company most recently ended at such time to

                          (b)     Consolidated Fixed Charges for such period

         to be less than 2.5 to 1.0."

         2.3. SECTION 6.6. Section 6.6(a)(vii) of the Agreement is hereby amended in its entirety to read and the same shall hereafter read as follows:

                 "(vii)   Liens on Property not otherwise permitted under
         clause (i) through clause (vi) of this Section 6.6(a) if the obligations secured by such Liens, when added to (A) the obligations secured by Liens pursuant to clause (v) and clause (vi) of this
         Section 6.6(a) plus, without duplication, (B) Total Restricted Subsidiary Debt at such time, do not exceed (1) on or before July 31, 1997, fifteen percent (15%) of Consolidated Tangible Net Worth or (2) on or after August 1, 1997, twenty percent (20%) of Consolidated Tangible Net Worth."

         2.4. SECTION 6.9. The first sentence of Section 6.9 of the Agreement is hereby amended to read in its entirety and the same shall hereafter read as follows:

                 "The Company will not, and will not permit any Restricted Subsidiary to, engage in, or make any Investment in any business engaged in, the provision of property and casualty insurance unless the Company or such Restricted Subsidiary shall maintain reinsurance of its underwriting risk, with one or more reinsurers rated "A-" or better by Standard & Poor's Ratings Group or "A 3" or better by Moody's Investors Service, Inc., for all of the Company's or such Restricted Subsidiary's exposure in excess of one hundred percent (100%) of the premiums written by the Company or such Restricted Subsidiary."

         2.5.    SECTION 6.18.  The Agreement is hereby amended to add a new
Section 6.18 to read in its entirety as follows:

                 "6.18.   AMENDMENT OF BANK TERM DEBT OR SUBORDINATED DEBT
         DOCUMENTS; TERMINATION OF RESTRICTION ON BANK TERM DEBT AMENDMENTS; NO FURTHER RESTRICTIONS ON AMENDMENTS OF THIS AGREEMENT.

                 (A) AMENDMENT OF BANK TERM DEBT OR SUBORDINATED DEBT DOCUMENTS. The Company will not amend, modify or otherwise alter (or suffer to be amended, modified or altered), or waive (or permit to be waived), in any material respect, any of the terms or provisions of any document or instrument:





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                          (i)     evidencing or otherwise relating to any Bank
                 Term Debt so as to shorten the maturity or original amortization of such Bank Term Debt, or

                          (ii) evidencing or otherwise relating to any Subordinated Debt so as to increase the original interest rate on, or the principal amount of, such Subordinated Debt, shorten the original amortization of such Subordinated Debt, change any other repayment terms or any default or remedial provisions in any such document or instrument, or change the subordination provisions contained in any such document or instrument, in each case without the prior written approval of the Required Holders.

                 (B) TERMINATION OF RESTRICTION ON BANK TERM DEBT AMENDMENTS. Subject to Section 6.18(c), the provisions of Section 6.18(a), insofar as such provisions relate to amendments, modifications, alterations or waivers of Bank Term Debt, will terminate and be of no further force or effect at such time as the Company causes to be delivered to each holder of Notes a duly executed copy of an amendment or modification of the Credit Agreement (or any new agreement contemplated by Section 6.18(c)(ii) below) deleting
         Section 8.13 of the Credit Agreement (or the comparable provision in such new agreement) effective on or prior to the date of such delivery.

                 (C) NO FURTHER RESTRICTIONS ON AMENDMENTS OF THIS AGREEMENT. The Company will not:

                          (i) amend, modify or otherwise alter (or suffer to be amended, modified or altered) the Credit Agreement (including, without limitation, Section 8.13 thereof) or any document or instrument relating thereto to include any covenant or other provision (other than Section 8.13 of the Credit Agreement as in effect on the Closing Date) that requires, as a condition to the amendment of any term or provision of this Agreement, or the waiver of any term or provision herein, the approval or consent of any other creditor of the Company; or

                          (ii) enter into any other agreement (or suffer to be amended, modified or altered any other agreement to which the Company is a party) that requires, as a condition to the amendment of any term or provision of this Agreement, or the waiver of any term or provision herein, the approval or consent of any other creditor of the Company; provided that if
                 (A) any such agreement is entered into to replace, refinance or supplement the Credit Agreement and (B) Section 8.13 of the Credit Agreement (as in effect on the Closing Date) shall not have been deleted from the Credit Agreement as of the time such new agreement is to be entered into, such new agreement may include a covenant substantially the same as (and not more onerous on the Company than) Section 8.13 of the Credit Agreement (as in effect on the Closing Date).





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         2.6.    SECTION 8.1.  Section 8.1(c) of the Agreement is hereby
amended in its entirety to read and the same shall hereafter read as follows:

                 (C) PARTICULAR COVENANT DEFAULTS -- the Company or any Subsidiary shall fail to perform or observe any covenant contained in
         Section 6.1 through Section 6.8, inclusive, or in Section 6.18,
         Section 7.1(h) or Section 7.1(i) of this Agreement;

         2.7.    SECTION 9.1.

                 (A) NEW DEFINED TERMS. Section 9.1 of the Agreement is hereby amended to add the following defined terms to read as follows:


                          "BANK TERM DEBT -- means term Debt of the Company or
                 any Restricted Subsidiary owed to banks and having an initial maturity of more than one (1) year and a fixed amortization schedule, but in any event excluding any Debt which by its terms is permitted to be readvanced or reborrowed, whether or not subject to mandatory reductions or stepdowns in the availability thereof."

                          "CAC INTERNATIONAL -- means CAC International, Inc.,
                 a wholly-owned Subsidiary of the Company."

                          "CAC UK -- means Credit Acceptance Corporation UK
                 Limited, a wholly-owned Subsidiary of the Company incorporated under the laws of England for the purpose of acquiring substantially all of the assets of CAC International."

                          "CREDIT AGREEMENT -- means the unsecured Amended and
                 Restated Credit Agreement, dated as of January 8, 1996, as amended, restated or otherwise modified from time to time subject to Section 6.18(c) hereof, among the Company, CAC UK, Comerica Bank, as agent (or any successor agent), and the financial institutions from time to time parties thereto.

                          "SUBORDINATED DEBT -- means, at any time, unsecured
                 Debt of the Company that is junior and subordinate in right of payment to the Notes on terms and conditions satisfactory to the Required Holders, as evidenced by their written consent."

                 (B) RESTRICTED INVESTMENT. Paragraphs (c), (d) and (k) of the definition of "Restricted Investment" in Section 9.1 of the Agreement are hereby amended in their entirety to read as follows:

                          "(c)    Investments by the Company in the ordinary
                 course of its business in one or more Restricted Subsidiaries or any corporation that concurrently with such Investment becomes a Restricted Subsidiary, provided that the aggregate amount of all Investments made pursuant to this paragraph (c) and paragraph (d) of this definition (excluding Guaranties by the Company of Debt of Restricted Subsidiaries) does not at any time exceed twenty-five percent (25%) of




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                 Consolidated Tangible Net Worth (it being understood that
                 loans and advances to any Restricted Subsidiary by any Person other than the Company or any other Restricted Subsidiary, regardless of whether such loans and advances are guaranteed by the Company or any other Restricted Subsidiary, shall not be taken into account in determining the aggregate amount of Investments made pursuant to this paragraph (c) and paragraph (d) of this definition);"

                          "(d)    Investments consisting of loans by the
                 Company or any Restricted Subsidiary, and advances from the Company or any Restricted Subsidiary, in each case to the Company or any Restricted Subsidiary in the ordinary course of business of the Company and the Restricted Subsidiaries, provided that the aggregate amount of all Investments made pursuant to paragraph (c) of this definition and this paragraph (d) (excluding Guarantees by the Company of Debt of Restricted Subsidiaries) does not at any time exceed twenty-five percent (25%) of Consolidated Tangible Net Worth (it being understood that loans and advances to any Restricted Subsidiary by any Person other than the Company or any other Restricted Subsidiary, regardless of whether such loans and advances are guaranteed by the Company or any other Restricted Subsidiary, shall not be taken into account in determining the aggregate amount of Investments made pursuant to this paragraph (d) and paragraph (c) of this definition);"

                          "(k)    Investments in receivables arising from floor
                 plan receivables and note receivables due from dealers in the ordinary course of business of the Company and the Restricted Subsidiaries, provided that the aggregate amount of all such Investments does not at any time exceed ten percent (10%) of Consolidated Total Assets; and"

                 (C) RESTRICTED SUBSIDIARY. The definition of "Restricted Subsidiary" is hereby amended in its entirety to read as follows:

                          "RESTRICTED SUBSIDIARY -- means any Subsidiary (a) in
                 respect of which the Company owns, directly or indirectly, (i) at least eighty percent (80%) (by number of votes) of each class of such Subsidiary's Voting Stock, or (ii) in the case of CAC Insurance Agency of Ohio, Inc., at least 99% of the shares of capital stock issued and outstanding of all classes in the aggregate, (b) that is organized under the laws of the United States of America or any jurisdiction thereof, the United Kingdom or any jurisdiction thereof (including, without limitation, England, Scotland and Wales), Canada or any jurisdiction thereof or the Republic of Ireland or any jurisdiction thereof, and that conducts all of its business in, and has all of its Property located in, the United States of America, the United Kingdom, Canada and/or the Republic of Ireland and (c) that is not an Unrestricted Subsidiary. Any Restricted Subsidiary in compliance with the requirements set forth in the first sentence of this definition and designated as a Restricted Subsidiary on the Closing Date shall be deemed to have been a Restricted Subsidiary for all periods prior to the Closing Date. Notwithstanding any provision in Section
                 6.17 to the contrary, CAC International and CAC UK shall be deemed Restricted Subsidiaries as of October 1, 1995 and CAC of Canada, Limited and any Subsidiary formed




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                 by the Company to provide property and casualty insurance shall each be deemed a Restricted Subsidiary as of the date of its formation."

         SECTION 3.  MISCELLANEOUS

         3.1. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one Second Amendment.

         3.2. HEADINGS. The headings of the sections of this Second Amendment are for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         3.3. GOVERNING LAW. This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of Connecticut.

         3.4. EFFECT OF AMENDMENT. Except as expressly provided herein (a) no other terms and provisions of the Agreement shall be modified or changed by this Amendment and (b) the terms and provisions of the Agreement, as amended by this Amendment, shall continue in full force and effect. The Company hereby acknowledges and reaffirms all of its obligations and duties under the Agreement as modified by this Amendment and under the Notes issued thereunder.

         3.5. REFERENCES TO THE AGREEMENT. Any and all notices, requests, certificates and other instruments executed and delivered concurrently with or after the execution of the Second Amendment may refer to the Agreement without making specific reference to this Second Amendment but nevertheless all such references shall be deemed to include, to the extent applicable, this Second Amendment unless the context shall otherwise require.

         3.6 COMPLIANCE. Pursuant to the provisions of Section 6.17(c) of the Agreement, the Company certifies that immediately before and after, and after giving effect to the designation of CAC of Canada, Limited as a Restricted Subsidiary, no Default or Event of Default exists.


     [Remainder of page intentionally blank.  Next page is signature page.]





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         If this Second Amendment is satisfactory to you, please so indicate by signing the acceptance at the foot of a counterpart hereof and returning such counterpart to the Company, whereupon this Second Amendment shall become binding between us in accordance with its terms.

                            Very truly yours,

                            CREDIT ACCEPTANCE CORPORATION


                            By: /s/ Richard E. Beckman
                            --------------------------
                            Name:        Richard E. Beckman
                            Title:       President and Chief Operating Officer





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ACCEPTED:

                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY
                                        BY CIGNA INVESTMENTS, INC.



                                        By /s/ James F. Coggins, Jr.
                                        ----------------------------
                                        Name:  James F. Coggins, Jr.
                                        Title:  Managing Director


                                        CONNECTICUT GENERAL LIFE INSURANCE
                                        COMPANY,
                                        ON BEHALF OF ONE OR MORE SEPARATE
ACCOUNTS
                                        BY CIGNA INVESTMENTS, INC.


                                        By /s/ James F. Coggins, Jr.
                                        ----------------------------
                                        Name:  James F. Coggins, Jr.
                                        Title:  Managing Director




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                                        THE MUTUAL LIFE INSURANCE COMPANY OF
                                        NEW YORK



                                        By  /s/ Emilia F. Wiener
                                        ----------------------------
                                                Name:  Emilia F. Wiener
                                                Title:  Managing Director



                                        MONY LIFE INSURANCE COMPANY OF AMERICA



                                        By  /s/ Emilia F. Wiener
                                        ----------------------------
                                                Name:  Emilia F. Wiener
                                                Title:  Managing Director








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                                        AID ASSOCIATION FOR LUTHERANS



                                        By  /s/ Alan D. Onstad
                                        ----------------------------
                                                Name:  Alan D. Onstad
                                                Title:  Assistant Vice President
                                                        - Securities






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                                        WESTERN FARM BUREAU LIFE INSURANCE
                                        COMPANY



                                        By  /s/ Richard D. Warming
                                        ----------------------------
                                                 Name:  Richard D. Warming
                                                 Title:  Vice President - Chief
                                                         Investment Officer



                                        FBL INSURANCE COMPANY



                                        By  /s/ Richard D. Warming
                                        ----------------------------
                                                Name:  Richard D. Warming
                                                Title: Vice President - Chief
                                                       Investment Officer






                                      11
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                                        THE OHIO CASUALTY INSURANCE COMPANY



                                        By  /s/ Richard B. Kelly
                                        ----------------------------
                                                Name:  Richard B. Kelly
                                                Title:  Senior Investment
                                                        Officer



                                        THE OHIO LIFE INSURANCE COMPANY



                                        By  /s/ Richard B. Kelly
                                        ----------------------------
                                                Name:  Richard B. Kelly
                                                Title:  Senior Investment
                                                        Officer






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                                        WASHINGTON NATIONAL INSURANCE COMPANY



                                        By  /s/ C. Bruce Dunn
                                        ----------------------------
                                                Name:  C. Bruce Dunn
                                                Title:  Director of Investments












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                                    ANNEX 1

Connecticut General Life Insurance Company
900 Cottage Grove Road
Hartford, CT 06152

Connecticut General Life Insurance Company, on behalf of one or more separate accounts
900 Cottage Grove Road
Hartford, CT 06152

The Mutual Life Insurance Company of New York
1740 Broadway, 11th Floor
New York, NY 10019

MONY Life Insurance Company of America
1740 Broadway, 11th Floor
New York, NY 10019

Aid Association for Lutherans
222 West College Avenue
Appleton, WI 54919

Western Farm Bureau Life Insurance Company
5400 University
West Des Moines, IA 50265

FBL Insurance Company
5400 University
West Des Moines, IA 50265

The Ohio Casualty Insurance Company
136 North Third Street
Hamilton, OH 45205

The Ohio Life Insurance Company
136 North Third Street
Hamilton, OH 45205

Washington National Insurance Company
300 Tower Parkway
Lincolnshire, IL 60069





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